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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                  FORM 8-K/A

                                Amendment No. 1

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): July 11, 2002

                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      0-16244                   11-2989601
--------------------------         --------------          -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION               (IRS EMPLOYER
OF INCORPORATION)                   FILE NUMBER)           IDENTIFICATION NO.)

 100 SUNNYSIDE BOULEVARD, WOODBURY, NEW YORK                       11797
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)


Registrant's telephone number, including area code:        (516) 677-0200

                                 Not applicable.
                        --------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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         Veeco Instruments Inc. ("Veeco") is filing this Amended Current Report on Form 8-K/A to amend the exhibit described in Item 7 below previously filed with the Securities and Exchange Commission.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         On July 11, 2002, Veeco, a Delaware corporation, entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Veeco, Venice Acquisition Corp., an Oregon corporation and wholly owned subsidiary of Veeco ("Acquisition"), and FEI Company ("FEI"), an Oregon corporation. Pursuant to the Merger Agreement, Acquisition will merge with and into FEI, with the result that FEI shall be the surviving corporation and shall become a wholly-owned subsidiary of Veeco (the "Merger").

         On July 12, 2002, Veeco filed with the Securities and Exchange Commission a Current Report on Form 8-K with respect to the Merger and the transactions contemplated thereby (the "July 12 8-K"). In connection with the Merger Agreement, Veeco entered into a Voting Agreement (the "Voting Agreement"), dated as of July 11, 2002, among Veeco and certain stockholders of FEI. A copy of the Voting Agreement was filed as Exhibit 2.2 to the July 12, 2002 8-K. This Amended Current Report on Form 8-K/A is being filed solely to add two FEI stockholders, Jan C. Lobbezoo and Michael J. Attardo, as signatories to the Voting Agreement, a copy of which has been attached hereto as Exhibit 2.2.

              c.  Exhibits

                  EXHIBIT NO.    DESCRIPTION OF DOCUMENT


                  2.2 Voting Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and the stockholders of FEI Company listed on Schedule A attached thereto, together with the related Powers of Attorney and Irrevocable Proxies.

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                                   SIGNATURES

                  Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated: July 22, 2002


         VEECO INSTRUMENTS INC.
         (Registrant)


         By:   /s/ Gregory A. Robbins
               ------------------------------------------
               Name: Gregory A. Robbins
               Title:  Vice President and General Counsel

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                                  EXHIBIT INDEX

                  EXHIBIT NO.    DESCRIPTION OF DOCUMENT

                  2.2 Voting Agreement, dated as of July 11, 2002, between Veeco Instruments Inc. and the stockholders of FEI Company listed on Schedule A attached thereto, together with the related Powers of Attorney and Irrevocable Proxies.


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